UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019 (May 30, 2019)

AMERICAN BRIVISION (HOLDING) CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd.

Fremont, CA 94538

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 291-1291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01	Entry into a Material Definitive Agreement

On May 30, 2019, American BriVision Corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with one accredited investor (the “Investor”). Pursuant to the Securities Purchase Agreement, the Company sold and issued two convertible promissory notes (the “Notes”) in the respective principal amounts (the “Principal Amount”) of $160,000 and $90,000 to the Investor and received gross proceeds of $160,000 on May 30, 2019 and $90,000 on July 2, 2019 from such Investor.

The Principal Amount and accrued and unpaid interest of each Note shall become due on the one-year anniversary from the issuance date of the Note (the “Issuance Date”). Each Note bears an interest rate of twenty percent (20%) per annum and may be convertible into shares of the Company’s common stock at a conversion price, which equals to the lower of (i) $0.50 per share ( subject to adjustment as provided in the Note), or (ii) 70% of the per share offering price of the completed public equity offering of the Company in an amount exceeding $10,000,000. The holders of each Note may elect to convert part or all of the outstanding balance of the Note from the Issuance Date until the maturity date of the Note. The holder of each Note shall not have the right to convert any portion of the Note to the extent that after giving effect to the conversion, the holder together with his affiliates and any person acting as a group would beneficially own in excess of 4.99% of the number of shares of common stock of the Company, issued and outstanding.

In addition, on July 29, 2019, the Company and another accredited investor entered into another SPA of the same terms and conditions as the SPA dated May 30, 2019.

The foregoing description of the SPA and Note is qualified by reference to the full text of the form of SPA and Note, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 of this Current Report are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement
10.2	Form of Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BRIVISION (HOLDING) CORPORATION

Date: August 1, 2019	By:	/s/ Howard Doong
	Name:	Howard Doong
	Title:	Chief Executive Officer

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